UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2010

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Commission file number 1-8198

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware _____________________________________ (State of incorporation)	86-1052062 ______________________________________________ (IRS Employer Identification Number)
26525 N. Riverwoods Boulevard Mettawa, Illinois ______________________________________________ (Address of principal executive offices)	60045 _____________________ (Zip Code)

Registrant's telephone number, including area code (224) 544-2000

Not Applicable
_________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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The Exchange Offers

On October 28, 2010 HSBC Finance (“HSBC Finance” or the “Company”) commenced private offers to exchange certain outstanding debt securities for, in each case, its senior subordinated notes due January 2021 (each, an “Exchange Offer” and together the “Exchange Offers”).  The Exchange Offers were conducted pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended.  Participation in the Exchange Offers was limited to holders of the Old Notes (as defined below) who had certified their status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act.

On December 3, 2010, the Company delivered an aggregate principal amount of $1,938,669,000 of its 6.676% Senior Subordinated Notes due January 15, 2021 (the “New Notes”) in exchange for the following: $607,870,000 aggregate principal amount of its 5.5% Senior Notes due January 19, 2016 (the “5.5% Notes”); $306,498,000 aggregate principal amount of it 5% Senior Notes due June 30, 2015 (the “5% Notes”); $75,465,000 aggregate principal amount of its 5.25% Senior Notes due January 15, 2014; (the “5.25% Notes due January 15, 2014”); $53,937,000 aggregate principal amount of its 5.25% Senior Notes due April 15, 2015 (the 5.25% Notes  due April 15, 2015”); $530,620,000 aggregate principal amount of its 7.625% Senior Notes due May 17, 2032 (the “7.625% Notes”) and $222,738,000 aggregate principal amount of its 7.35% Senior Notes due November 27, 2032 (the “7.35% Notes”) (collectively, the “Old Notes”) pursuant to and subject to the terms of the Exchange Offers, plus accrued and unpaid interest on such Old Notes and cash in lieu of fractional portions of New Notes.  The exchange ratios for the New Notes included an early tender payment of $50 principal amount of New Notes for each $1,000 principal amount of Old Notes tendered on or prior to the date set for early tender.

Further Issuance of New Notes

On December 8, 2010, the Company priced a further issuance of an additional $1,000,000,000 principal amount of its senior subordinated notes, which will be consolidated to form a single series with the New Notes and, accordingly, have the same terms as to status, redemption and otherwise as the New Notes.  Settlement for the additional principal amount of the New Notes will occur on December 13, 2010.

Description of the New Notes

The New Notes constitute senior subordinated unsecured debt of the Company and were issued under an Indenture, dated as of December 17, 2008, as supplemented by a First Supplemental Indenture, dated as of December 3, 2010 (the “First Supplemental Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (as so supplemented, the “Indenture”).  The New Notes and the Indenture are governed by, and shall be construed in accordance with, the laws of the State of Illinois.

Interest

Interest on the New Notes accrues at a fixed rate per annum equal to 6.676% and is payable semi-annually on each January 15, and July 15, beginning July 15, 2011.  The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months.

Subordination

The New Notes constitute the Company’s unsecured senior subordinated obligations and rank

•
subordinate and junior in right of payment to all of the Company’s existing and future senior indebtedness, which, for purposes of the Indenture, includes indebtedness for borrowed money and all other creditors;

•	equally in right of payment with any of the Company’s existing and future senior subordinated indebtedness;

•	senior in right of payment to any of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the New Notes; and

•	structurally subordinated to all of the liabilities of the Company’s subsidiaries,

The indebtedness of the Company to which the New Notes are subordinate and junior is referred to herein as “senior indebtedness.”  The Company is not directly limited in its ability to issue additional senior indebtedness.

In the event of any involuntary or voluntary event of insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up of or relating to the Company as a whole, then the holders of senior indebtedness shall be entitled to receive payment in full of all principal and interest on all senior indebtedness before the holders of the New Notes are entitled to receive any payment on account of principal or interest upon the New Notes, and to that end (but subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in the Indenture upon the senior indebtedness and the holders thereof with respect to the subordinated indebtedness represented by the New Notes and the holders thereof by a lawful plan of reorganization under applicable bankruptcy law) the holders of senior indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the New Notes, except securities which are subordinate and junior in right of payment to the payment of all senior indebtedness then outstanding.

Events of Default

The only events of default under the Indenture are certain events of bankruptcy or insolvency.  Failure to pay principal of, or premium or interest on, the New Notes or the failure of the Company to perform any of its other obligations under the New Notes or the Indenture do not constitute events of default under the Indenture. Under the Indenture, upon non-payment of principal or 30 days after non-payment of interest, the Trustee on behalf of the holders of New Notes, may institute bankruptcy or other insolvency proceedings against the Company.

Satisfaction, Discharge, Defeasance and Redemption of the Indenture and Senior Subordinated Notes

If there is deposited irrevocably with the Trustee as trust funds for the benefit of the holders of the New Notes an amount, in money or the equivalent in securities of the United States or securities the principal of and interest on which is fully guaranteed by the United States, sufficient to pay the principal, premium, if any, and interest, if any, on the New Notes on the dates such payments are due in accordance with the terms of the New Notes through their maturity, and if the Company has paid or caused to be paid all other sums payable by it under the Indenture, then the Company will be deemed to have satisfied and discharged the entire indebtedness represented by the New Notes and all of the obligations of the Company under the Indenture, except as otherwise provided in the Indenture.  In the event of any such defeasance, holders of the New Notes would be able to look only to such trust funds for payment of principal, premium, if any, and interest, if any, on their New Notes.

The New Notes are not subject to redemption by the Company prior to maturity unless certain events occur involving U.S. taxation.

Any defeasance or redemption of the New Notes requires the prior written consent of The Board of Governors of the Federal Reserve System and the Financial Services Authority of the United Kingdom (unless either such approval is not required at the time established for defeasance or redemption).

Listing

The Company does not intend to apply for listing of the New Notes on any securities exchange or for quotation of the New Notes on any automated dealer quotation system.

Further Issues

The Company may from time to time, without notice to or the consent of the registered holders of the New Notes, create and issue further notes ranking pari passu with the New Notes and with identical terms in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further notes or except for the first payment of interest following the issue date of such further notes) in order that such further notes may be consolidated and form a single series with the New Notes and have the same terms as to status, redemption or otherwise as the New Notes.

Payment of Additional Amounts

The Company will, subject to certain exceptions and limitations, pay as additional interest on the New Notes, such additional amounts (“Additional Amounts”) as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the New Notes to a holder who is a non-United States person (as defined in the Indenture), after deduction for any present or future tax, assessment or other governmental charge imposed by withholding with respect to the payment, will not be less than the amount provided in the New Notes.  Except as specifically provided in the Indenture, the Company will not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

Redemption for Tax Reasons

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, the Company becomes or will become obligated to pay Additional Amounts with respect to the New Notes, the Company may, at its option redeem, in whole, but not in part, the New Notes on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued but unpaid thereon to the date fixed for redemption.

The form of the Form of 6.676% Senior Subordinated Note due January 15, 2021 (Rule 144A), the form of the 6.676% Senior Subordinated Note due January 15, 2021 (Reg S) and the First Supplemental Indenture are filed as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Registration Rights Agreement

The Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) in connection with the issuance of the New Notes, pursuant to which the Company has agreed to cause a registration statement to be filed with the Securities and Exchange Commission, and to use its best efforts to cause such registration statement (along with a market making registration statement) to become effective, relating to senior subordinated notes of the Company, to be issued in exchange for the New Notes, which shall be on the same financial terms as the New Notes, but which will be registered under the Securities Act of 1933, as amended.  Upon the occurrence of a “Registration Default,” as defined in the Registration Rights Agreement, the interest on the New Notes will be increased by 0.25% per annum during the 90-day period immediately following the occurrence of any such Registration Default, which rate shall increase to a maximum of 1.00 % per annum thereafter.

The Registration Rights Agreement is filed as Exhibit 4.4 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
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4.1	Form of 6.676% Senior Subordinated Note due January 15, 2021 (Rule 144A)

4.2	Form of 6.676% Senior Subordinated Note due January 15, 2021 (Reg S)

4.3
First Supplemental Indenture, dated as of December 3, 2010, between HSBC Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee under which the 6.676% Senior Subordinated Notes due January 15, 2021 have been issued.

4.4	Form of Registration Rights Agreement, dated December 3, 2010, relating to 6.676% Senior Subordinated Notes due January 15, 2021 of HSBC Finance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)
By: /s/ Mick Forde
Senior Vice President, General Counsel - Treasury and Assistant Secretary

Dated:  December 9, 2010

EXHIBIT INDEX

4.1	Form of 6.676% Senior Subordinated Note due January 15, 2021 (Rule 144A)

4.2	Form of 6.676% Senior Subordinated Note due January 15, 2021 (Reg S)

4.3
First Supplemental Indenture, dated as of December 3, 2010, between HSBC Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee under which the 6.676% Senior Subordinated Notes due January 15, 2021 have been issued.

         4.4  Form of Registration Rights Agreement, dated December 3, 2010, relating to 6.676% Senior Subordinated Notes due January 15, 2021 of HSBC Finance.